                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          DATE OF REPORT: JULY 23, 2002
                (DATE OF EARLIEST EVENT REPORTED: JULY 23, 2002)

                          KINDER MORGAN MANAGEMENT, LLC
             (Exact name of registrant as specified in its charter)



            DELAWARE                   1-16459                   76-0669886
  (State or other jurisdiction       (Commission              (I.R.S. Employer
        of organization)             File Number)           Identification No.)



                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On July 23, 2002, Kinder Morgan Management, LLC issued a press release, a copy of which is included herewith as Exhibit 99.1.

         Also, David G. Dehaemers, Jr., Vice President--Corporate Development, announced his intention to leave Kinder Morgan Management, LLC to pursue personal and family interests effective April of 2003. Mr. Dehaemers will resign as an officer of Kinder Morgan Management, LLC in October of 2002, but will continue as an employee for an additional six months to assist in the transition process.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following material is furnished pursuant to Item 5 as an exhibit to this Current Report on Form 8-K.

Exhibit
Number      Description
-------     -----------
 99.1       Press release of Kinder Morgan Management, LLC issued July 23, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KINDER MORGAN MANAGEMENT, LLC


Dated: July 23, 2002                   By: /s/ JOSEPH LISTENGART
                                          --------------------------------------
                                            Joseph Listengart
                                            Vice President and General Counsel

                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
 99.1       Press release of Kinder Morgan Management, LLC issued July 23, 2002



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